Consent of Independent Auditors


We consent to the use of our report dated January 29, 1999 in the Registration Statement (Form N-14) and related Proxy Statement/Prospectus of Shepmyers Investment Company dated February 25, 2000.

	/s/Ernst & Young LLP



Harrisburg, Pennsylvania
February 21, 2000